Prudential Investment Portfolios 2

PGIM QMA International Developed Markets Index Fund

(the “Fund”)

Supplement dated November 15, 2018 to the
Currently Effective Statutory Prospectus and
Statement of Additional Information (“SAI”) of the Fund

The Russell Developed Ex-North America Large Cap Net Index, which is currently the primary performance benchmark of the Fund will be decommissioned as of December 31, 2018.  Accordingly, the Board of Trustees of the Fund recently approved the replacement of the Russell Developed Ex-North America Large Cap Net Index with the FTSE Developed Markets Ex-North America Net Index as the primary performance benchmark for the Fund.  In connection with this change, the Board also approved changes to the Fund’s investment objective and 80% investment policy, as set forth below.  Each of these changes will become effective as of December 31, 2018.

	Current	New (Effective as of 12/31/18)
Investment Objective	The Fund’s investment objective is to provide investment results that approximate the performance of the Russell Developed Ex-North America Large Cap Net Index.	The Fund’s investment objective is to provide investment results that approximate the performance of the FTSE Developed Markets Ex-North America Net Index.
80% Investment Strategy

The Fund intends to invest, under normal market conditions, over 80% of its investable assets in securities included in the Russell Developed Ex-North America Large Cap Net Index (the “Index”) in approximately the same proportions as those of the Index.

The Fund intends to invest, under normal market conditions, over 80% of its investable assets in securities included in the FTSE Developed Markets Ex-North America Net Index (the “Index”) in approximately the same proportions as those of the Index.

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2018. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

LR1118